                                                                      EXHIBIT 21

                                     ALABAMA
                                     -------

Alabama-Tennessee Health Network, Inc.

Columbia/HCA Montgomery Healthcare System, Inc.

Community Hospital of Andalusia, Inc.
   Andalusia Regional Hospital
   Columbia Hospice Southeast Alabama

Crestwood Hospital & Nursing Home, Inc.

Crestwood Hospital Holdings, Inc.

Doctor's Hospital of Mobile, Inc.

Four Rivers Medical Center PHO, Inc.

Galen Medical Corporation
   Colonial Manor Professional Building
   Metropolitan Hospital
   Montgomery Regional Medical Center Allied Health Institute
   Shoals Medical Building

Huntsville Physical Therapy, Inc.
   Sports Therapy & Rehabilitation of Huntsville

Huntsville Surgery Center, Ltd.

                                 ---------------

Maynor Eye Center, Inc.

Montgomery Surgical Center, Ltd.

North Alabama Healthcare System, Inc.

Primesource, L.L.C.

Selma Medical Center Hospital, Inc.
   Linden Clinic
   P.T. Plus

South Alabama Managed Care Contracting, Inc.

South Alabama Medical Management Services, Inc.

South Alabama Physician Services, Inc.
   Madison Medical Center

Surgicare of Huntsville, Inc.

                                     ALASKA
                                     -------

Chugach Physical Therapy, Inc.
   Chugach Physical Therapy & Fitness Center

Columbia Behavioral Healthcare, Inc.
   North Star Hospital

Columbia North Alaska Healthcare, Inc.

                                     ARIZONA
                                    --------

Arizona ASC Management, Inc.

Columbia Arizona, Inc.

Columbia of Phoenix, Inc.

Galen of Arizona, Inc.
   Doctors Medical Plaza-South

HCA Health Services of Arizona, Inc.

Healthwest Holdings, Inc.

Hospital Corporation of Arizona
   ReHab Works

Hospital Corporation of Northwest

HTI Tucson Rehabilitation, Inc.

Osborn Ambulatory Surgery Group, Ltd.
   Osborn Ambulatory Surgery Center

Paradise Valley Psychiatric Services, Inc.
   Senior Horizons

Phoenix Surgical Facilities, Ltd.

                                 ---------------

Samaritan Surgicenters of Arizona, L.L.C.
   Thunderbird Samaritan Surgicenter

Surgicare of Phoenix, Inc.

Surgicenter of Glendale, Inc.
   Glendale Surgicenter

Surgicenters of America, L.P.

Surgicenters of America, Inc.
   Surgicenter
   Surgicenter Pain Unit

                                    ARKANSAS
                                    --------

Central Arkansas Provider Network, Inc.

Columbia El Dorado, Inc.

Columbia Health System of Arkansas, Inc.

DeQueen Health Services, Inc.
   Physician Management Services of DeQueen

HCA Health Services of Arkansas, Inc.

HCMH, Inc.

MCSA, L.L.C.
   Medical Center of South Arkansas

Surgicare Outpatient Center of Ft. Smith, Inc.

                                   CALIFORNIA
                                   ----------

Beverly Hills Surgical Hospital, Ltd.

Beverly Hills Women's Hospital, Ltd.

Birthing Facility of Beverly Hills, Inc.

C.H.L.H., Inc.

CFC Investments, Inc.

CH Systems

Chino Community Hospital Corporation, Inc.
   Columbia Chino Valley Medical Center
   The Birthplace A Family Experience

Columbia Fallbrook, Inc.
   Columbia Fallbrook Hospital

Columbia Pacific Division, Inc.

Columbia Primecare, LLC

Columbia Psychiatric MSO, LLC

Columbia Riverside, Inc.

                                -----------------

Columbia/HCA San Clemente, Inc.

Community Hospital of Gardena Corporation, Inc.

Encino Hospital Corporation, Inc.

Galen-Soch, Inc.

HCA Allied Health Services of San Diego, Inc.

HCA Health Services of California, Inc.

HCA Hospital Services of San Diego, Inc.

Healdsburg General Hospital, Inc.

Huntington Beach Diagnostic Imaging Associates, Ltd.

Huntington Intercommunity Hospital
   Huntington Beach Hospital
   Huntington Beach Diagnostic Imaging Center

Kingsbury Capital Partners, L.P.

Las Encinas Hospital
   Las Encinas Hospital

LE Corporation

Los Gatos Surgical Center, a California Limited Partnership

Los Robles Regional Medical Center
   Los Robles Regional Medical Center

                                -----------------

Los Robles Surgicenter

MCA Investment Company

Mission Bay Memorial Hospital, Inc.

Neuro Affiliates Company

North Anaheim Surgicenter, Ltd.

Notami Hospitals of California, Inc.
   Columbia Bay Area Healthcare Network
   Columbia Lab Link
   Columbia Mission Oaks Hospital

PPO Alliance

Premier Psychiatric Management Company, a California G.P.

Psychiatric Company of California, Inc.

Riverside Healthcare System, L.L.C.
   Riverside Community Hospital
   Riverside Community Surgi-Center

Samaritan Medical Center-San Clemente, LLC

San Joaquin Surgery Center, Ltd.

San Joaquin Surgical Center, Inc.

San Jose Healthcare System, Inc.

San Leandro Surgery Center, Ltd.

Sebastopol Hospital Corporation

SLCO, Inc.
   Columbia Homecare-San Leandro
   Columbia San Leandro Surgery Center

                                -----------------

Southwest Center Surgery, Ltd.
   Columbia Southwest Surgical Clinic

Southwest Surgical Clinic, Inc.

Surgery Center Management, Ltd.

Surgicare of Beverly Hills, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Montebello, Inc.

Surgicare of North Anaheim, Inc.

Surgicare of San Leandro, Inc.

Surgicare of West Hills, Inc.

Ukiah Hospital Corporation

Visalia Community Hospital, Inc.

VMC Management, Inc.

VMC-GP, Inc.

West Anaheim Community Hospital

West Hills Hospital
   West Hills Hospital & Medical Center

West Los Angeles Physicians' Hospital, Ltd.

West Los Angeles Physicians' Hospital, Inc.

Westminster Community Hospital

Westside Hospital Limited Partnership

                                    COLORADO
                                    --------

Bethesda Psychealth Ventures, Inc,.

Centrum Surgery Center, Ltd.
   Centrum Surgery Center

Colorado Healthcare Management, Inc.

Columbia Continental Division, Inc.

Columbia-HealthONE LLC
   Air Life, Inc.
   Arapahoe Medical Plaza
   Belmar Multispecialty, Inc.
   Bethesda Community Mental Health Center, Inc.
   Bethesda Employee Assistant Services, Inc.
   Bethesda Hospital, Inc.
   Bethesda Outpatient and Counseling Service, Inc.
   Bethesda PsycHealth, Inc.
   CallONE
   Cardiology Imaging Group Corporation
   Centennial Athletic Club, Inc.
   Centennial Healthcare Plaza, Inc.
   Center for Eating Management, Inc.
   Challenge Sport and Spine Center
   ChurcHealth, Inc.
   ChurcHelp, Inc.
   Columbia Aurora Presbyterian Hospital
   Columbia Care Manor
   Columbia Centennial Healthcare Plaza
   Columbia Medical Center of Aurora
   Columbia North Suburban Medical Center
   Columbia Park Manor
   Columbia Progressive Care Center
   Columbia Spalding Rehabilitation Hospital
   Columbia Swedish Medical Center
   Columbia Presbyterian/St. Luke's Medical Center
   Columbia-HealthONE Addiction Recovery Units, Inc.
   Columbia-HealthONE Aurora Eye Center, Inc.
   Columbia-HealthONE Business Health Access, Inc.
   Columbia-HealthONE Center for Diabetes Management, Inc.
   Columbia-HealthONE Center for Emotional Growth, Inc.
   Columbia-HealthONE Cosmetic Surgery Center, Inc.
   Columbia-HealthONE Eating Disorders, Inc.
   Columbia-HealthONE Emergency Services, Inc.
   Columbia-HealthONE Health Access, Inc.
   Columbia-HealthONE In Touch, Inc.
   Columbia-HealthONE Optifast, Inc.
   Columbia-HealthONE Physician Referral Dr. Right, Inc.
   Columbia-HealthONE Rocky Mountain Hernia Center, Inc.
   Columbia-HealthONE Senior Citizens Health Center, Inc.
   Columbia-HealthONE Sleep Disorders Center, Inc.
   Columbia-HealthONE TravelCare, Inc.
   Columbia-HealthONE Women's Health Access, Inc.
   Columbia-HealthONE Women's Services, Inc.
   Denver Broncos Sports Medicine, Inc.
   Head Pain Center
   HealthONE for Children
   HeartONE for Children Institute
   Holly Clinic, Inc.
   Holly Healthcare Bryant, Inc.
   Holly Healthcare Stapleton, Inc.
   Holly Occupational Medicine, Inc.
   HomeHealthONE, Inc.
   Lifelong Choices, Inc.
   Medical Business Access
   Patient Care 2000, Inc.
   Peak Performance in the Workplace, Inc.
   Positive Lifestyles, Inc.
   PresExpress
   PREStaurant
   PsyCare, Inc.
   PsycHealth, Inc.
   PsycSave, Inc.
   P/SL Blood Donor Center, Inc.
   P/SL Bone Marrow Transplant Program, Inc.
   P/SL Cardiac Emergency Network, Inc.
   P/SL Community Health Services, Inc.
   P/SL Hyperbaric Oxygen Medicine, Inc.
   P/SL Institute for Limb Preservation, Inc.
   P/SL Kidney-Pancreas Transplant Program, Inc.
   P/SL Magnetic Resonance Imaging, Inc.
   P/SL Medical Center for Children
   P/SL Mile High Medical Arts Building, Inc.
   P/SL Transplant Program, Inc.
   P/SL Professional Pharmacy, Inc.
   P/SL Women's and Children's Hospital, Inc.
   RapidCare, Inc.
   Rocky Mountain Children's Cancer Center, Inc.
   Rocky Mountain Gastrointestinal Motility Clinic, Inc.
   Rocky Mountain Neurology Center, Inc.
   Rose Medical Center
   Senior Health Access, Inc.
   St. Luke's Professional Plaza, Inc.
   Support Line, Inc.
   The Denver Spine Institute, Inc.
   The Lactation Program, Inc.
   The Parent Line, Inc.
   Timberline Medical Center, Inc.
   United SeniorCare, Inc.
   United Services Medical Clinic
   Your Partner in Health Care

                                 ---------------

Columbia/HCA of Denver, Inc.

Columbia/Rose Health System, Inc.

Columbine Psychiatric Center, Inc.
   Columbine Psychiatric Center

Conifer MOB, LLC

Denver Mid-Town Surgery Center, Ltd.

Eyecare Providers of Colorado, Inc.

Galen of Aurora, Inc.
   Aurora Physicians Building

Health Care Indemnity, Inc.

HealthONE Clinic Services, LLC

Hospital-Based CRNA Services, Inc.

Lakewood Surgicare, Inc.

MOVCO, Inc.

Rose Medical Center, Inc.

Rose POB, Inc.

Southwest MedPro, Ltd.

Surgicare of Denver Mid-Town, Inc.

                                ----------------

Surgicare of Southeast Denver, Inc.

Swedish Medpro, Inc.

Swedish MOB, LLC

Swedish MOB II, Inc.

Swedish MOB II, LLC

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

                                    DELAWARE
                                    --------

Alice Hospital, LLC

Alice Physicians and Surgeons Hospital, Inc.
   Alice Regional Hospital

Alice Property, LLC

Alice Real Estate, LLC

Alice Surgeons, LLC

Aligned Business Consortium Group, L.P.

AlternaCare Corp.

Amedicorp, Inc.
   Columbia The Surgery Center Imaging
   Imaging and Surgery Centers of America

America Group Offices, LLC

America Management Companies, LLC

American Medicorp Development Co.
   Columbia County Medical Plaza
   Doctors Medical Plaza-North
   Duluth MedPlus
   East Ridge Doctors Building
   East Ridge Professional Building
   Lilburn MedPlus
   MetroImaging
   Roswell MedPlus

                                ----------------

AMG-Crockett, LLC

AMG-Hilcrest, LLC

AMG-Hillside, LLC

AMG-Livingston, LLC

AMG-Logan, LLC

AMG-Southern Tennessee, LLC

AMG-Trinity, LLC

AOGN, LLC

Ashley Valley Medical Center, LLC
   Ashley Valley Medical Center

Ashley Valley Physician Practice, LLC

Atlanta Healthcare Management, L.P.

Atlanta Market GP, Inc.

Atlanta Orthopaedic Surgical Center, Inc.

Barrow Medical Center, LLC
   Barrow Medical Center

                                ----------------

BMC-CT, Inc.

Beaumont Amdeco, L.P.

Beaumont Medical Center, L.P.
   Beaumont Regional Medical Center

Beaumont Property, LLC

Beaumont Psychiatric, LLC

Beaumont Real Estate, LLC

Beaumont Regional, LLC

Behavioral Health, LLC

Bourbon Community Hospital, LLC
   Bourbon Community Hospital

                                ----------------

Brazos Valley of Texas, L.P.
   Brazos Valley Surgical Center

Brazos Valley Surgical Center, LLC

Brownwood Hospital, L.P.
   Brownwood Regional Medical Center

Brownwood Medical Center, LLC

Brunswick Hospital, LLC

BVSC, LLC

C/HCA Capital, Inc.

C/HCA Holding Corporation

C/HCA, Inc.

CCN Managed Care, Inc.

Carlsbad Medical Center, LLC
   Medical Center of Carlsbad

                                ----------------

Carlsbad Pecos Valley, LLC

Castleview Hospital, LLC
   Castleview Hospital

Castleview Physician Practice, LLC

Central Health Holding Company, Inc.

Central Health Services Hospice, Inc.

CHC Finance Co.

CHC Holdings, Inc.

CHC Payroll Agent, Inc.

Claremore Physicians, LLC

Claremore Regional Hospital, LLC
   Claremore Regional Hospital

Coastal Bend Hospital, Inc.
   North Bay Hospital

Coastal Healthcare Services, Inc.
   Coastal Infusion Therapy Pharmacy

Coliseum Health Group, LLC

                                ----------------

Coliseum Medical Center, LLC
   Columbia Coliseum Medical Centers
   Coliseum Psychiatric Center

Coliseum Psychiatric Center, LLC

College Station Hospital, L.P.
   College Station Medical Center

College Station Medical Center, LLC

College Station Property, LLC

College Station Real Estate, LLC

Columbia America RC, Inc.

Columbia Bethany GP, Inc.

Columbia Bethany Holdings, Inc.

Columbia Behavioral Health, LLC

Columbia Destin Management, LLC

Columbia GP, Inc.

Columbia Healthcare Network of Central Kentucky, Inc.

                                ----------------

Columbia Healthcare System of Phoenix Limited Partnership
   Columbia Medical Center Phoenix

Columbia Homecare Group, Inc.
   KeyStone Integrated Home Care
   Premier Health Care

Columbia Hospital (Palm Beaches) Limited Partnership
   Columbia Hospital

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston
   Columbia Bellaire Medical Center

Columbia Hospital Corporation - Delaware

Columbia Long Term Care Facility Limited Partnership

Columbia Management Companies, Inc.

Columbia Mesquite Health System, L.P.

Columbia Olympia Management, Inc.

Columbia Pacific RC, Inc.

                                ----------------

Columbia Palm Beach GP, LLC

Columbia Palms West Hospital Limited Partnership

Columbia Rio Grande Healthcare, L.P.
   Rio Grande Regional Hospital

Columbia Sentinel GP, Inc.

Columbia Valley Healthcare System, L.P.
   Valley Regional Medical Center

Columbia Westbank Healthcare, L.P.

Columbia/HCA Middle East Management Company

Columbia/JFK Medical Center Limited Partnership
   JFK Medical Center
   Transitional Care Unit

CoralStone Management, Inc.

Coronado Hospital, LLC

Crestwood Healthcare, L.P.
   Crestwood Medical Center

Crockett Hospital, LLC
   Crockett Hospital

                                ----------------

CSMC, LLC

Dallas PHY Service, LLC

Dallas Physician Practice, L.P.

Danforth Hospital, Inc.
   Columbia Mainland Medical Center

Davis Community Hospital, LLC

Delaware Psychiatric Company, Inc.

DeQueen Regional Medical Center, LLC
   DeQueen Regional Medical Center

Detar Hospital, LLC

DFW Physerv, LLC

DHL Corporation

Doctors Hospital of Augusta, Inc.
   Augusta Diagnostic Associates
   Columbia Augusta Medical Center
   Columbia County Urgent Care Center
   West Augusta Imaging Center
   West Augusta Radiation Oncology Center

Doctors Medical Center, LLC

Doctors of Laredo, LLC

                                ----------------

Doctors' Hospital of Laredo, Inc.

Douglas Medical Center, LLC
   Douglas Medical Center

Drake Development Company

Drake Development Company II

Drake Development Company III

Drake Development Company IV

Drake Development Company V

Drake Development Company VI

Drake Management Company

EarthStone HomeHealth Company

E.D. Clinics, LLC

EDC San Antonio, L.P.
   Northwest Imaging Center

EDI Alice Physicians and Surgeons, L.P.

EDI Barrow, LLC

EDI Mission Bay, LLC

EDI Sherman, L.P.

                                ----------------

Edison Homes-Southeast, Inc.

Edmond Regional Medical Center, LLC
   Edmond Regional Medical Center

El Dorado Medical Center, LLC
   El Dorado Hospital

El Dorado Property, LLC

EMMC, LLC

EP Alice Property GP, LLC

EP Alice Property LP, LLC

EP Alice Propertyco, L.P.

EP Barrow Propertyco, LLC

EP Claremore Propertyco, LLC

EP Medical Park Propertyco, LLC

EP Mission Bay Propertyco, LLC

EP Riverview Propertyco, LLC

EP Sherman Property GP, LLC

EP Sherman Property LP, LLC

EP Sherman Propertyco, L.P.

                                ----------------

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.
   First Care Clinics

EPIC Healthcare Group, Inc.

EPIC Healthcare Management Company

EPIC Holdings, Inc.

EPIC Surgery Centers, Inc.

Extendicare Properties, Inc.

Eye Institute of Southern Arizona, LLC
   The Eye Institute of Southern Arizona

FHAL, LLC

Florida Surgery Center, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.
   Fort Bend Medical Center

                                ----------------

Galen BH, Inc.

Galen GOK, LLC

Galen Health Care, Inc.
   Brandenburg Primary Care Center
   Columbia/Galen

Galen Holdings, Inc.

Galen Hospital, LLC
   Huntington Leasing Company

Galen Hospital Alaska, Inc.
   Alaska Regional Hospital

Galen Hospital Corporation, Inc.
   Columbia Women's Hospital of Indianapolis
   Floresville Medical Clinic
   Southwest Fertility Institute
   Township Line Pharmacy

                                ----------------

Galen KY, LLC

Galen MCS, LLC

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen SOM, LLC

Galen SSH, LLC

Galen Texas, LLC

Galendeco, Inc.

Garden Park Community Hospital, L.P.
   Coastal Imaging Center of Gulfport
   Columbia Garden Park Hospital
   Columbia Outpatient Surgical Center

GCMC, LLC

General Health Services, Inc.

Georgetown Community Hospital, LLC
   Georgetown Community Hospital

                                ----------------

Georgetown Rehabilitation, LLC
   Georgetown Rehabilitation Center

Georgia, L.P.

GH Texas, LLC

GHC Huntington Beach, LLC

GHC San Leandro, LLC

GHI Crockett, LLC

GHI Sunrise Hospital, LLC

GHT College Station, L.P.

Good Samaritan Hospital, L.P.
   Good Samaritan Hospital

Good Samaritan Hospital, LLC

Greenbrier Realty, LLC

Greenbrier Valley Medical Center, LLC

Greene & Kellogg, Inc.

Greystone Healthcare, Inc.

GKI Lawrence, LLC

Gulf Coast Hospital, L.P.
   Gulf Coast Medical Center

                                ----------------

Gulf Coast Medical Center, LLC

H.H.U.K., Inc.

Halstead Hospital, LLC
   Halstead Hospital

HCA-Hospital Corporation of America

HCA Health Services of Midwest, Inc.
   Columbia Health System of Arkansas
   Columbia Weber Clinic

HCA Investments, Inc.

HCA Psychiatric Company (DE)

HCA Wesley Rehabilitation Hospital, Inc.

HCA, Inc.

HCK Logan Memorial, LLC

HDP Andalusia, LLC

HDP DeQueen, LLC

HDP Detar Hospital, L.P.

                                ----------------

HDP El Dorado, LLC

HDP Georgetown, LLC

HDP Longview Medical, LLC

HDP Longview Real Estate, LLC

HDP Med (Longview), L.P.

HDP Northwest, LLC

HDP Plains, L.P.

HDP Property, LLC

HDP Real Estate, LLC

HDP Smith County, LLC

HDP Texas, LLC

HDP Victoria, LLC

HDP Woodland Heights, L.P.

HDP Woodland Property, LLC

HDPWH, LLC

Healdsburg of California, LLC

                                ----------------

Health Services (Delaware), Inc.

Health Services Acquisition Corp.

Healthcare Technology Assessment Corporation

Healthtrust, Inc.- The Hospital Company

Hearthstone Home Health, Inc.

Heloma Operations, LLC

HHNC, LLC

Hillside Hospital, LLC
   Columbia Hillside Hospital

Hobbs Physician Practice, LLC

Hospital Development Properties, Inc.
   Columbia Edmond Medical Building
   Murchison Medical Building
   Murchison Medical Plaza

                                ----------------

Hospital of Beaumont, LLC

Hospital of South Valley, LLC

HSD Mission Bay Leaseco, LLC

HSD Riverview, LLC

HST Physician Practice, LLC

HTI Georgetown, LLC

HTI PineLake, LLC

Huntington Beach Amdeco, LLC

Independence Regional Amdeco, LLC

Independence Regional Health Center, LLC

Indian Path, LLC

Integrated Health Corporation

Integrated Physician Services, LLC

JCSH, LLC

JCSHLP, LLC

Katy Medical Center, Inc.
   Columbia Katy Medical Center

                                ----------------

Kendall Regional Medical Center, LLC

Kentucky MSO, LLC

Lake City Health Centers, Inc.

Lake Cumberland Regional Hospital, LLC
   Lake Cumberland Regional Hospital

Lakeland Medical Center, LLC
   Lakeland Medical Center

Lakeview Medical Center, LLC

Laredo Hospital, L.P.

Lawrence Amdeco, LLC

Lawrence Medical, LLC
   Mt. Oread Surgery Centers

Lea Regional Hospital, LLC
   Lea Regional Hospital

Lewis-Gale Medical Center, LLC
   Columbia Lewis-Gale Medical Center

Livingston Regional Hospital, LLC
   Livingston Regional Hospital

Logan Memorial Hospital, LLC
   Logan Memorial Hospital

Longview Medical Center, L.P.
   Longview Regional Hospital

                                ----------------

Loon Investments, Inc.

LRH, LLC

LW-VHI, Inc.

Macon Healthcare, LLC

Macon Northside Health Group, LLC

Macon Northside Hospital, LLC

Mallard Finance Company

Marion Holdings, LLC

MCI Overland Park, LLC

MCI Panhandle Surgical, L.P.

Meadowview Physician Practice, LLC

Meadowview Regional Medical Center, LLC
   Meadowview Regional Medical Center

Meadowview Rights, LLC

                                ----------------

Medical Arts Hospital of Texarkana, Inc.

Medical Care America, Inc.

Medical Care Financial Services Corp.

Medical Care International, Inc.

Medical Care Real Estate Finance, Inc.

Medical Center at Terrell, LLC

Medical Center of Brownwood, LLC

Medical Center of Sherman, LLC

Medical Corporation of America

Medical Park Hospital, LLC
   Medical Park Hospital

Medical Park MSO, LLC

Medical Specialties, Inc.
   Coral Springs Family Medicine
   Parkway Medical Associates

Medistone Healthcare Ventures, Inc.
   Columbia Hospice Fort Worth
   Columbia Hospice Waco

Medistone Management Company

                                ----------------

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.
   Columbia Greater New Orleans Surgery Center
   Columbia Lake Worth Surgery Center
   Omni Eye Services
   Omni Eye Services of Chattanooga
   The Eye Institute of Southern Arizona
   The Eye Surgery Center of the Rio Grande Valley

MedNet USA, Inc.

Memorial Hospital, LLC

Microwave Scalpel, Inc.

Mid-Continent Health Services, Inc.
   Columbia Medical Supply/Pharmacy

Middle Georgia Hospital, LLC

Mission Bay Memorial Hospital, LLC

Mobile Corps, Inc.

Mount Oread Surgery Center, LLC
   Mount Oread Surgery Center

MRT&C, Inc.

Navarro Hospital, L.P.
   Navarro Regional Hospital

                                ----------------

Navarro Regional, LLC

North Texas Medical Center, Inc.

Northwest Amdeco, LLC

Northwest Florida Home Health Services, Inc.

Northwest Hospital, LLC
   Northwest Hospital

Northwest Real Estate, LLC

Notami Hospitals, LLC

Notami Holdco, Inc.

Notami Service Company

NRH, LLC

NTGP, Inc.

NTMC Ambulatory Surgery Center, L.P.
   Columbia Surgery Center of McKinney

NTMC Management Company

NTMC Venture, Inc.

Odessa, LLC

Orlando Outpatient Surgical Center, Inc.

Overland Park Amdeco, LLC

                                ----------------

Pacific East Division Office, L.P.

Pacific Physicians Services, LLC

Pampa Hospital, L.P.
   Medical Center of Pampa

Pampa Medical Center, LLC

Panhandle Medical Center, LLC

Panhandle Property, LLC

Panhandle Surgical Hospital, L.P.

Panhandle, LLC

Paragon SDS, Inc.

Paragon WSC, Inc.

Parkway Cardiac Center Management Company

Parkway Hospital, Inc.
   Columbia North Houston Medical Center-Airline Campus
   Columbia North Houston Medical Center

                                ----------------

Pecos Valley of New Mexico, LLC

Phoenix Amdeco, LLC

Physicians and Surgeons Hospital of Alice, L.P.
   Alice Physicians and Surgeons Hospital

PineLake Physician Practice, LLC

PineLake Regional Hospital, LLC
   Columbia PineLake Regional Hospital

Piney Woods Healthcare System, L.P.
   Woodland Heights Medical Center

Plantation General Hospital Limited Partnership
   Plantation General Hospital

POH Holdings, LLC

Poitras Practice, LLC

PMM, Inc.
   Augusta Womens Medical Group

Preferred Works, Inc.

Primary Care Acquisition, Inc.

                                ----------------

 Primary Medical Management, Inc.
   Agoura Hills Medical Group
   Biltmore Women's Health
   Columbia Management Services Organization
   DeSoto Family Practice
   LaGrange Memorial Treatment Pavilion
   Louisburg Medical Group
   Mount Oread Family Care
   Northside Clinic
   Olathe Medical Group
   Park Medical Center
   Saguaro Medical Center
   The Carrollton Center for Family Health Care
   Westbrook Medical Practice
   Westlake Women's Health Management Clinic

Psychiatric Services of Paradise Valley, LLC

R. Kendall Brown Practice, LLC

RCH, LLC

Regional Hospital of Longview, LLC

Riverside Hospital, Inc.
   COSMC
   Northwest Regional Hospital
   South Texas Pain Management Center

Riverton Memorial Hospital, LLC
   Rivertown Memorial Hospital

Riverton Physician Practices, LLC

                                ----------------

Riverview Medical Center, LLC
   Riverview Medical Center

Round Rock Hospital, Inc.

SACMC, LLC

Samaritan, LLC

San Angelo Community Medical Center, LLC

San Angelo Hospital, L.P.
   San Angelo Community Medical Center

San Diego Hospital, L.P.
   Mission Bay Memorial Hospital
   Mission Bay Health Center

San Jose, LLC

San Jose Hospital, L.P.
   San Jose Medical Center

San Jose Medical Center, LLC

San Leandro Hospital, L.P.
   San Leandro Hospital

San Leandro Medical Center, LLC

SDH, LLC

Select Healthcare, LLC

                                ----------------

Sherman Hospital, L.P.
   Community Medical Center Sherman

Sherman Medical Center, LLC

Sherman Property, LLC

Sherman Real Estate, LLC

Siletchnik Practice, LLC

Silsbee Doctors Hospital, L.P.
   Silsbee Doctors Hospital

Silsbee Medical Center, LLC

SJMC, LLC

SLH, LLC

SMCH, LLC

Smith County Memorial Hospital, LLC
   Smith County Memorial Hospital

South Arkansas Clinic, LLC

South Valley Hospital, L.P.
   South Valley Hospital

Southern Tennessee EMS, LLC

Southern Tennessee Medical Center, LLC
   Southern Tennessee Medical Center

                                ----------------

Southwestern Medical Center, LLC
   Southwestern Medical Center

Spalding Rehabilitation, L.L.C.

Springhill Medical Center, LLC
   Springhill Medical Center

Springhill MOB, LLC

Springview KY, LLC

Stones River Hospital, LLC
   Stones River Hospital

Suburban Medical Center at Hoffman Estates, Inc.

Sun Bay Medical Office Building, Inc.

Sunrise Hospital and Medical Center, LLC
   Sunrise Hospital and Medical Center

Surgical Center of Amarillo, LLC

Surgicare Corporation

SVH, LLC

Swedish MOB Acquisition, Inc.

                                ----------------

Terrell Hospital, L.P.
   Medical Center at Terrell

Terrell Medical Center, LLC

Texas Psychiatric, LLC

The Coltree Corporation

THM Physician Practice, LLC

TPC Beaumont Regional, L.P.

Trinity Hospital, LLC
   Trinity Hospital

Value Health Management, Inc.

VHI Venturer, Inc.

Vicksburg Healthcare, LLC

Victoria Hospital, LLC

Victoria of Texas, L.P.
   DeTar Hospital

                                ----------------

Wagoner Community Hospital, LLC
   Wagoner Community Hospital

WAMC, LLC

Wesley Medical Center, LLC
   Wesley Medical Center

West Anaheim Amdeco, LLC

West Anaheim Hospital, L.P.
   West Anaheim Medical Center

West Anaheim Medical Center, LLC

West Virginia Mobile Services, LLC

Westbury Hospital, Inc.

Western Plains Regional Hospital, LLC

WHMC, LLC

Willamette Valley Clinics, LLC

Willamette Valley Medical Center, LLC
   Willamette Valley Medical Center

WJHC, LLC

Women & Children's Hospital, LLC
   Women & Children's Hospital

Woodland Heights Medical Center, LLC

                                     FLORIDA
                                     -------

All About Staffing, Inc.
   Columbia Staffing Services

Ambulatory Laser Associates, GP

Ambulatory Surgery Center Group, Ltd.
   Ambulatory Surgery Center

Bay Hospital, Inc.
   Gulf Coast Medical Center

Belleair Surgery Center, Ltd.
   Belleair Surgery Center

Big Cypress Medical Center, Inc.

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.
   Surgery Center Bonita Bay

Brandon Regional Imaging, Inc.

Brandon Surgi-Center Joint Venture
   Brandon Surgery Center

Broward Healthcare System, Inc.

Broward Physician Practices, Ltd.

Cape Coral Surgery Center, Inc.

Cape Coral Surgery Center, Ltd.
   Cape Coral Surgery Center

                                 --------------

CCH Management, Inc.

CCH-GP, Inc.

Cedarcare, Inc.

Cedars BTW Program, Inc.

Cedars Healthcare Group, Ltd.
   Cedars Medical Center
   Victoria Pavilion

Central Florida Division Practice, Inc.

Central Florida Regional Hospital, Inc.
   Central Florida CORF - Deltona
   Central Florida Regional Hospital
   Central Florida Rehabilitation - Deltona
   Columbia Rehab Management
   Lake Mary Imaging
   Women's Wellness Center

Charlotte Community Hospital, Inc.

Clearwater Community Hospital Limited Partnership
   Clearwater Community Hospital

Collier County Home Health Agency, Inc.

                                 --------------

Columbia Behavioral Health, Ltd.
   Doral Palms Hospital

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Cancer Research Network of Florida, Inc.

Columbia Central Florida Division, Inc.

Columbia Credentialing Services, Inc.

Columbia Deland Imaging Services, Inc.

Columbia Development of Florida, Inc.
   Santa Rosa Emergency Medical Services

Columbia Eye & Specialty Surgery Center, Ltd.
   Tampa Eye & Specialty Surgery Center

Columbia Florida Group, Inc.

Columbia Gulf Coast Network, Inc.

Columbia Homecare - Central Florida, Inc.

Columbia Homecare - North Florida, Inc.

Columbia Homecare of Tampa Bay, Inc.

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

                                 --------------

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida
   Florida Physicians Group

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation - SMM

Columbia Integrated Services, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Medical Alert Systems of Tampa Bay, Inc.

Columbia Medical Group of Volusia County, Inc.
   Atlantic Medical Centers
   Family Medical Associates

Columbia Memorial Diagnostic Services, Inc.

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Division, Inc.

Columbia North Florida Regional Medical Center Limited Partnership

Columbia Ocala Regional Medical Center Physician Group, Inc.
   CORMC Physician Group

                                 --------------


Columbia of Pinellas County, Inc.

Columbia Park Healthcare System, Inc.

Columbia Palm Beach Healthcare System Limited Partnership

Columbia Park Medical Center, Inc.
   Lucerne Medical Center

Columbia Physician Services - Florida Group, Inc.
   Columbia Behavioral Health
   Columbia Company Care
   Columbia Physician Services
   Columbia Senior Health Center
   Columbia Specialty Services

Columbia Resource Network, Inc.

Columbia South Florida Division, Inc.

Columbia Tampa Bay Division, Inc.

Columbia-Osceola Imaging Center, Inc.

Columbia/HCA of Treasure Coast, Inc.

Columbia/Bartow Healthcare System, Ltd.
   Bartow Memorial Hospital

Company Care, Inc.

Coral Springs Surgi-Center, Ltd.
   Surgery Center at Coral Springs

                                 --------------

Countryside Surgery Center, Ltd.
   Countryside Surgery Center

Dade Physician Practices, Ltd.

Daytona Medical Center, Inc.
   Atlantic Medical Center - Daytona
   Columbia CORF - Daytona
   Port Orange Medical Associates

Daytona Physician Practices, Ltd.

Deland Surgery Center, Ltd.

Diagnostic Breast Center, Inc.
   Diagnostic Breast Center

Doctor's Physicians Care, Inc.

Doctors Osteopathic Medical Center, Inc.
   Doctors Family Clinic
   Gulf Coast Hospital
   Gulf Coast Pediatrics
   Gulf Shore Pediatrics

Doctors Pediatric Clinic, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.
   Doctors Same Day Surgery Center

Doctors' Special Surgery Center of Jacksonville, Ltd.
   Single Day Surgery Center

East Pointe Hospital, Inc.
   Columbia Healthlink
   East Pointe Hospital
   Lehigh Pediatrics

East Point PHO, Inc.

East Pointe Physician Management, Inc.

                                 --------------

Ed White Physician Clinic, Inc.

Edward White Hospital, Inc.
   Edward White Hospital
   Physician Offices of Ed White

Emergency Physician Services, Inc.

Englewood Community Health Care Group, Inc.

Englewood Community Hospital, Inc.
   Columbia Englewood Community Hospital

Fawcett Memorial Hospital, Inc.
   Fawcett Memorial Hospital
   Columbia/HCA Spine & Arthritis Centers
   The Memory Center

First Physicians Care, Inc.

Florida Home Health Services - Private Care, Inc.
   Columbia Staffing Services

Florida Medical Collection Services, Inc.

Florida MRI Services, Inc.

Florida Outpatient Surgery Center, Ltd.
   Florida Surgery Center

Florida Primary Physicians, Inc.

Florida Psychiatric Company, Inc.

                                 --------------

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.
   Fort Walton Beach Medical Center

Galen Diagnostic Multicenter, Ltd.
   Medical Park Diagnostic Center

Galen Hospital - Pembroke Pines, Inc.
   Memorial Hospital Pembroke

Galen of Florida, Inc.
   Bushnell Family Practice Center
   Columbia Rehab Center - Daytona
   Dade City Professional Building
   Normandy Manor Transitional Living Facility
   Orange Park Medical Center
   Pasco Community Hospital
   Pasco Community Medical Park
   Seminole Family Health Centers
   St. Petersburg Medical Center
   West Central Florida OB/GYN

Galencare, Inc.
   Brandon Regional Hospital
   Community Cancer Center of Brandon Regional Hospital
   Northeast Family Practice Center
   Northside Hospital
   Tampa Bay Vascular Institute
   West Central Florida - Shared Services

                                 --------------

Grant Center Hospital of Ocala, Inc.
   Columbia North Florida Regional MSO
   Physician Care

Greater Ft. Myers Physician Practices, Ltd.

Gulf Coast Health Technologies, Inc.

Gulf Coast Physicians, Inc.

Hamilton Memorial Hospital, Inc.
   Hamilton Medical Center

HCA Family Care Center, Inc.
   Columbia Imaging Services Nova

HCA Health Services of Florida, Inc.
   Bayonet Point Physician Practice
   Blake Medical Center
   Columbia Medical and Financial Management
   Columbia North Florida Radiation Oncology
   Columbia Regional Medical Center Bayonet Point
   Columbia Treasure Coast Physician Services
   Oak Hill Hospital
   Saint Lucie Medical Center

HCA of Florida, Inc.

HD&S Corp. Successor, Inc.

Homecare North, Inc.

Hospital Corporation of Lake Worth
   Palm Beach Regional Hospital

                                 --------------

Hospital Development & Services Corp.

Imaging and Surgery Center of Florida, Inc.
   Clearwater Imaging

Imaging Corp. of the Palm Beaches, Inc.

Jacksonville Physician Practices, Ltd.

Jacksonville Surgery Center, Ltd.
   Columbia Jacksonville Surgery Center

JFK Real Properties, Ltd.

Kendall Healthcare Group, Ltd.
   First Health Center
   Kendall Medical Center
   Kendall Outpatient Rehabilitation Facility
   The Atrium at Kendall Regional Medical Center

Kendall Therapy Center, Ltd.
   Kendall Therapy Center

Kissimmee Surgicare, Ltd.
   Columbia Kissimmee Surgery Center

Lake City Homecare, Inc.

Lake Worth MRI, Limited

Largo Medical Center, Inc.
   Largo Medical Center

                                 --------------

Lawnwood Medical Center, Inc.
   Harbour Shores of Lawnwood
   Lawnwood Pavilion
   Lawnwood Regional Medical Center

Lawnwood Regional Cancer Center Limited Partnership

Lehigh Physician Practice, Ltd.

M & M of Ocala, Inc.

Manatee Surgicare, Ltd.
   Gulf Coast Surgery Center

Marion Community Hospital, Inc.
   Ocala Regional Medical Center

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.
   Atlantic Medical Center - Ormond
   Columbia CORF - Peninsula
   Columbia Practice Management Services

Medivision Properties of Hillsborough County, Inc.

MedPlan, Inc.

                                 --------------

Memorial Healthcare Group, Inc.
   Memorial Hospital Jacksonville
   Specialty Hospital Jacksonville

Memorial Surgicare, Ltd.
   Plaza Surgery Center

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Beach Healthcare Group, Ltd.
   Aventura Comprehensive Cancer Center
   Aventura Health Center
   Aventura Hospital and Medical Center
   Aventura Hospital Senior Health Center
   Aventura Outpatient Rehabilitation Center
   Children's After Hours Walk-In Clinic
   Miami Heart Institute and Medical Center
   Hallandale Health Center
   North Miami Beach Surgical Center
   Wound Healing Center

Miami Heart Medical Management Services, Inc.

Naples Physician Practices, Ltd.

Naples Rehabilitative Health Services, Inc.
   Naples Rehab Center

                                 --------------

New Port Richey Hospital, Inc.
   Community Hospital of New Port Richey

New Port Richey Physician Hospital Organization, Inc.

New Port Richey Surgery Center, Ltd.
   New Port Richey Surgery Center

NMS of Florida, Inc.

North Beach Hospital, Inc.

North Central Florida Health System, Inc.

North Central Florida Physician Practices, Ltd.
   Pediatric Associates of Gainesville

North Florida Division Practice, Inc.

North Florida GI Center, Ltd.

North Florida GI Center GP, Inc.

North Florida Immediate Care Center, Inc.

North Florida Infusion Corporation

North Florida Physician Services, Inc.

                                 --------------

North Florida Practice Management, Inc.

North Florida Regional Imaging Center, Ltd.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.
   North Florida Regional Medical Center

North Palm Beach County Surgery Center, Ltd.
   North County Surgicenter

North Tampa Physician Practices, Ltd.
   Family Medical Care
   South Bay Family Medical Center

Northwest Florida Healthcare Systems, Inc.

Northwest Medical Center, Inc.
   Bayview Senior Health Center
   Behavioral Health Systems of North Broward
   Cypress Medical Office Building
   Northwest Medical Center
   Senior Health Center of Ft. Lauderdale

Notami (Clearwater), Inc.
   CCH Healthcare Centers

Notami Hospitals of Florida, Inc.
   Lake City Medical Center

Oak Hill Acquisition, Inc.
   Columbia Oak Hill Ambulatory Surgery and Endoscopy Center

Ocala Regional Outpatient Services, Inc.

                                 --------------

Okaloosa Hospital, Inc.
   Twin Cities Hospital

Okeechobee Hospital, Inc.
   Raulerson Hospital

OneSource Health Network of South Florida, Inc.
   OneSource Health Network

OPMC Physician Group, Inc.

Orange Park Medical Center, Inc.

Orlando Depression Center, Inc.
   Orlando Depression Center

Orlando Physician Practices, Ltd.

Orlando Surgicare, Ltd.
   Columbia Same Day Surgicenter of Orlando

Osceola Regional Hospital, Inc.
   Kissimmee Imaging
   Osceola Regional Medical Center

Outpatient Surgical Services, Ltd.
   Outpatient Surgical Services

Palm Beach Healthcare System, Inc.

Palm Beach Physician Practices, Ltd.

Palms West Physician Hospital Organization, Inc.

Panhandle Physician Practices, Ltd.

Paragon PHO of North Florida, Inc.

                                 --------------

PCMC Physician Group, Inc.

Physical Therapy of Orlando, Inc.
   Central Florida Physical Therapy
   Kissimmee Physical Therapy
   Orlando Hand & Microvascular

Pinellas Surgery Center, Ltd.
   Center for Special Surgery

Plantation Physicians, Ltd.

Port St. Lucie Surgery Center, Ltd.
   St. Lucie Surgery Center

Premier Medical Management, Ltd.
   Premier Family Care
   Women's Health Specialists

Premier Providers Network of Pinellas County, Inc.
   Premier Providers Network

Premier Providers of Hillsborough County, Inc.

Primary Care Medical Associates, Inc.

Putnam Hospital, Inc.
   Putnam General Hospital

San Pablo Surgery Center, Ltd.
   San Pablo Surgery Center

                                 --------------

Sarasota Doctors Hospital, Inc.
   Advanced Womens Care
   Doctors Data Center
   Doctors Hospital of Sarasota
   Doctors Medical Lab
   Midtown Nuclear Medicine
   Midtown Radiology
   MRI of Sarasota
   Paragon Associates in Internal Medicine
   Sarasota Rehabilitation Center
   Sarasota Vascular Lab
   The Center for Breast Care

South Bay Physician Clinics, Inc.

South Broward Medical Practice Partners, Ltd.

South Broward Practices, Inc.

South Dade Healthcare Group, Ltd.
   Deering Hospital
   Grant Center of Deering
   International Travel Health Center

South Florida Division Practice, Inc.

South Seminole Hospital, Inc.
   Healthworks Plus
   South Seminole Community Hospital

South Tampa Physician Practices, Ltd.

Southwest Florida Division Practice, Inc.

Southwest Florida Health System, Inc.
   Consult-A-Nurse
   Healthcare Referral

Southwest Florida Management Associates, Inc.

Southwest Florida Medical Ventures, Inc.

                                 --------------

Southwest Florida Regional Medical Center, Inc.
   Columbia Care
   Columbia Center for Cosmetic Surgery
   Columbia Health Services at Belmont Woods
   Mature Adult Counseling Center
   Southwest Florida Regional Medical Center
   The Memory Center

Space Coast Surgical Center, Ltd.
   Columbia Surgery Center Merritt Island

St. Augustine Hospital, Inc.

Stuart Outpatient Surgery Center, Ltd.
   Columbia Surgery Center of Stuart

Sun City Hospital, Inc.
   South Bay Hospital
   South Bay Physician Clinic
   South Bay Rehab Center
   South Bay Transitional Care Unit

Surgical Center Associates, Ltd.
   Winter Park Ambulatory Surgery Center

Surgical Park Center, Ltd.
   Radial Keratomy Institute of Surgical Park
   Surgical Park Center
   Surgiscopic Center at Surgical Park

Surgicare America - Winter Park, Inc,

Surgicare of Altamonte Springs, Inc.

Surgicare of Brandon, Inc.

Surgicare of Central Florida, Inc.

Surgicare of Central Florida, Ltd.
   Central Florida Surgicenter

Surgicare of Countryside, Inc.

                                 --------------

Surgicare of Deland, Inc.

Surgicare of Florida, Inc.
   Tampa Bay Area Anesthesia

Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimmee, Inc.

Surgicare of Manatee, Inc.

Surgicare of Merritt Island, Inc.

Surgicare of New Port Richey, Inc.

Surgicare of Orange Park, Inc.
   Orange Park Surgery Center

Surgicare of Orange Park, Ltd.

Surgicare of Orlando, Inc.

Surgicare of Pinellas, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port St. Lucie, Inc.

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.
   Surgery Center at St. Andrews

                                 --------------

Surgicare of Stuart, Inc.

Surgicare of Tallahassee, Inc.

Surgicare of West Palm Beach, Ltd.

Surgicare of Zephyrhills, Inc.

Systems Medical Management, Inc.
   OneSource Health Network
   PPO Alliance
   The Health Advantage Network

Tallahassee Community Network, Inc.

Tallahassee Medical Center, Inc.
   Tallahassee Community Hospital

Tallahassee Orthopaedic Surgery Partners, Ltd.
   Tallahassee Outpatient Surgery Center

Tallahassee Physician Practices, Ltd.

Tamarac Acquisition Corporation

Tamarac Hospital Corporation, Inc.

Tampa Bay Division Practice, Inc.

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

TCH Physician Group, Inc.

The Pinellas Healthcare Alliance, Inc.

Treasure Coast Centers, Inc.
   Columbia Emergi-Center Jensen Beach
   Columbia Emergi-Center St. Lucie West

Treasure Coast Physician Practices, Ltd.

University Hospital, Ltd.
   A Center for Women
   University Hospital & Medical Center
   University Pavilion

University Parkway Healthcare Associates, Inc.

                                 --------------

University Physicians Pavilion Association, Inc.

University Psychiatric Center, Inc.

Victoria Hospital Partnership

Visual Health and Surgical Center, Inc.
   Visual Health and Surgical Center
   Visual Health Plantation
   Visual Health/Bentz Eye Center

Volusia Healthcare Network, Inc.

West Broward Outpatient GI Center, Inc.

West Florida Division, Inc.

West Florida Regional Medical Center, Inc.
   Okaloosa Cancer Care Center
   West Florida Regional Medical Center

West Palm Beach Eye Surgery, Ltd.

Westside Surgery Center, Ltd.
   Columbia Parkside Surgery Center

Winter Park Healthcare Group, Ltd.
   Park Infusion
   Winter Park Memorial Hospital

Winter Park Physician Services, Inc.

Women's and Children's Health Connection, Inc.

                                     GEORGIA
                                     -------

Amisub of Georgia, Inc.

AOA Gulf Coast Partners, Ltd.

AOSC Sports Medicine, Ltd.

AOSC Sports Medicine, Inc.
   Northside Sports Medicine & Rehabilitation

Atlanta Home Care, L.P.

Atlanta Outpatient Surgery Center, Inc.

Atlanta Surgery Center, Ltd.

Augusta Physician Practice Company
   Augusta Primary Care

Barrow Physician Network, Inc.

Cartersville Physician Practice Network, Inc.

Center for Health and Management at W.P.F., L.P.

Central Health Services, Inc.

Central Home Health Care of Chattanooga, Inc.

Chatsworth Hospital Corporation

Church Street Doctors Buildings, Ltd.

Church Street Partners, G.P.

Coliseum Health Group, Inc.

                                 --------------

Coliseum Park Hospital, Inc.
   Columbia Coliseum Medical Centers

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Health Systems of Georgia Resource Network, Inc.

Columbia Northlake Surgical Center, Ltd.

Columbia Physicians Services, Inc.

Columbia Polk General Hospital, Inc.
   Polk Medical Center
   Emergency Physicians of Polk Hospital

Columbia Redmond Occupational Health, Inc.

Columbia Surgicare of Augusta, Ltd.

Columbia-Georgia PT, Inc.

Columbus Cardiology, Inc.

Columbus Doctors Hospital, Inc.
   Doctors Hospital

Columbus Management Group, Inc.

Community Home Nursing Care, Inc.

Cumberland Physician Corporation

Dekalb Home Health Services, Inc.

Diagnostic Services, G.P.

Doctors-I, Inc.

Doctors-II, Inc.

                                 --------------

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-IX, Inc.

Doctors-V, Inc.

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-X, Inc.

Dublin Community Hospital, Inc.
   Columbia Fairview Park Hospital

Dunwoody Physician Practice Network, Inc.

Eastside Physician Practice Network, Inc.

Fairview Physician Practice Company

Gainesville Cardiology, Inc.

Georgia Psychiatric Company, Inc.

Greater Gwinnett Physician Corporation

Gwinnett Community Hospital, Inc.
   Eastside Medical Center

                                 --------------

HCA Health Services of Georgia, Inc.
   Hughston Sports Medicine Hospital
   Northlake Regional Medical Center

Health Care Management Corporation
   Stewart Webster

Healthfield Services of Middle Georgia, Inc.

Hospital Corporation of Lanier, Inc.
   Lanier Park Hospital

Lanier Physician Practice Network, Inc.

Lanier Physician Services, Inc.
   Lanier Park Primary Care

Magnetic Resonance Imaging Associates II, Ltd.

Marietta Outpatient Medical Building, Inc.

Marietta Outpatient Surgery, Ltd.
   Marietta Surgical Center

Marietta Surgical Center, Inc.

Med Corp., Inc.

Med-Care, Inc.

MedFirst, Inc.

Medical Center-West, Inc.
   Parkway Medical Center

MOSC Sports Medicine, Inc.
   SportsSouth Sports Medicine & Rehabilitation

Newnan Hospitals, L.L.C.

North Cobb Physical Therapy, Inc.
   North Cobb Physical Therapy

                                 --------------

North Georgia Home Health Agency, Inc.

Northlake Physician Practice Network, Inc.

Northlake Surgery Center, Inc.
   Northlake Surgical Center

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Palmyra Park Hospital, Inc.
   Columbia Palmyra Medical Centers

Parkway Physician Practice Company

Peachtree Corners Surgery Center, Ltd.

Peachtree Physician Practice Network, Inc.

Polk Physician Practice Network, Inc.

Redmond ER Services, Inc.

Redmond P.D.N., Inc.

Redmond Park Health Services, Inc.

Redmond Park Hospital, Inc.
   Redmond Regional Medical Center
   Emergency Physicians of CRRMS
   The Surgery Center of Rome

Redmond Physician Practice Company
   Redmond Prime Health

                                 --------------

Redmond Physician Practice Company II

Redmond Physician Practice Company III

Redmond Physician Practice Company IV

Redmond Physician Practice Company V

Redmond Physician Practice Company VI

Rome Imaging Center Limited Partnership

Southeast Division, Inc.

Surgery Center of Rome, Inc.

Surgicare of Augusta, Inc.
   Augusta Surgical Center

Surgicare Outpatient Center of Brunswick, Inc.

The Guild of Augusta Regional Medical Center

The Rankin

Tugaloo Home Health Agency, Inc.

Urology Center of North Georgia, LLC

West Paces Ferry Hospital, Inc.
   West Paces Medical Center

West Paces Imaging Associates, L.P.

West Paces Physician Services, Inc.

West Paces Services, Inc.

                                      IDAHO
                                      -----

Eastern Idaho Health Services, Inc.
   Eastern Idaho Regional Behavioral Health Center
   Eastern Idaho Regional Medical Center

West Valley Medical Center, Inc.
   Columbia West Valley Medical Center

                                    ILLINOIS
                                    --------

Chicago Grant Hospital, Inc.

COFH, Inc.

Columbia Chicago Division, Inc.

Columbia Chicago Homecare, Inc.

Columbia Chicago Osteopathic Hospitals, Inc.

Columbia Chicago Northside Hospital, Inc.
   Columbia Chicago Northside Hospital

Columbia Health Partners, Inc.

Columbia LaGrange Hospital, Inc.
   Grant Square Imaging

Columbia Physician Partners Management, Inc.

Columbia Surgicare - North Michigan Ave., L.P.
   Michael Reese North - One Day Surgery

Galen Hospital Illinois, Inc.

Galen of Illinois, Inc.
   Community Medical Plaza

Illinois Psychiatric Hospital Company, Inc.
   Chicago Lakeshore Hospital
   Columbia Behavioral Health Provider Organization
   Columbia Chicago Lakeshore Hospital South Campus
   Riveredge Hospital

                                 ---------------

Smith Laboratories, Inc.

Surgicare of North Michigan Avenue, Inc.

Surgicare of Palos Heights, Inc.

                                     INDIANA
                                     -------

BAMI-COL, INC.

Basic American Medical, Inc.

Columbia PhysicianCare Outpatient Surgery Center, Ltd.
   Columbia PhysicianCare Outpatient Surgery Center

F & E Community Developers of Florida, Inc.
   North Clark Community Hospital

Jeffersonville MediVision, Inc.

Surgicare of Indianapolis, Inc.

Surgicare of Jeffersonville, L.L.C.
   John-Kenyon Surgery Center

Terre Haute Regional Hospital, Inc.
   Indiana Institute for Lung Disease and Exercise Physiology
   Regional Family Medical Center
   Terre Haute Regional Hospital

Terre Haute Regional Physician Hospital Organization, Inc.

Thomasville Hospital, Inc.

                                     KANSAS
                                     ------

Columbia Mid-West Division, Inc.

Columbia/HCA of Dodge City, Inc.

Day Surgery, Inc.

Dodge City Healthcare Group, L.P.
   Medical Heights Hospitele
   Western Plains Regional Hospital

Galen of Kansas, Inc.
   La Cygne Rural Health Clinic
   Womens Healthcare Group

Galichia Laboratories, Inc.

HCA Health Services of Kansas, Inc.
   Kansas Healthcare Laboratories

OB-GYN Diagnostics, Inc.

Overland Park Homecare Services, Inc.

Surgicare of Wichita, Ltd.
   Columbia Surgicare of Wichita

Surgicare of Wichita, Inc.

Surgicenter of Johnson County, Inc.

Surgicenter of Johnson County, Ltd.
   Columbia Surgicenter of Johnson County

Total Healthcare, Inc.

Western Plains Regional Hospital, Inc.
   Western Plains Quickcare

Womens's Healthcare Management Group, LLC

                                    KENTUCKY
                                    --------

A.C. Medical, Inc.

B.G. MRI, Inc.

Buffalo Trace Radiation Oncology Center Associates, L.L.C.

Caretenders of Louisville, Inc.

CHCK, Inc.
   Samaritan Hospital
   Kentucky Center for Reproductive Medicine
   LifeTek Home Infusion
   Primary Care Partners of Lexington

Columbia Behavioral Health Network, Inc.

Columbia Kentucky Division, Inc.

Columbia Medical Group - Frankfort, Inc.

Columbia Medical Group - Greenview, Inc.

Columbia Medical Group - Logan Memorial, Inc.

Columbia Medical Group - Louisville, Inc.

Columbia Medical Group - Pinelake, Inc.

Columbia/Kentucky Services, Inc.

Community Hospital, Inc.
   Columbia PineLake Regional Hospital

Frankfort Hospital, Inc.
   Bluegrass Regional Primary Care Centre
   Frankfort Regional Medical Center

Galen International Holdings, Inc.

Galen of Kentucky, Inc.

                                 ---------------

GALENCO, Inc.

Greenview Hospital, Inc.
   Greenview Regional Hospital

Hospital Corporation of Kentucky
   Scott Family Medicine

Kentucky IMS, Inc.

Lake Cumberland Health Care, Inc.

Logan Memorial Hospital, Inc.
   Logan Memorial Hospital

Physicians Medical Management, L.L.C.

South Central Kentucky Corp.

Spring View Health Alliance, Inc.

Springview Hospital, Inc.

Subco of Kentucky, Inc.

Surgicare of Owensboro, Inc.

Tri-County Community Hospital, Inc.

                                    LOUISIANA
                                    ---------

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

B.R.A.S.S. Partnership in Commendam
   Columbia B.R.A.S.S.

BRASS East Surgery Center Partnership in Commendam
   Columbia Outpatient Surgery Center of Baton Rouge
   The Outpatient Surgery Center for Sight

Caddo-Bossier Regional Clinic, L.L.C.
   Family First

Columbia Healthcare System of Louisiana, Inc.
   Associates of Internal Medicine
   Physician Practice Management
   The Women's Center

Columbia Lakeview Surgery Center, L.P.

Columbia West Bank Hospital, Inc.

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

Columbia/HCA of Baton Rouge, Inc.
   Capital Area Provider Alliance

Columbia/HCA of New Orleans, Inc.
   Columbia Regional Healthcare Network

Columbia/Lakeview, Inc.

Dauterive Hospital Corporation
   Circle of Support
   Dauterive Hospital
   Physio-Industrial Network

                                ----------------

Doctors Hospital of Opelousas Limited Partnership
   Doctors' Hospital of Opelousas

Galen of Louisiana, Inc.
   Cotton Valley Medical Clinic
   Cullen Rural Health Clinic
   Plain Dealing Medical Clinic
   Taylor Rural Health Clinic

Hamilton Medical Center, Inc.

HCA Health Services of Louisiana, Inc.
   North Monroe Hospital

HCA Highland Hospital, Inc.
   Highland Hospital

Lake Area Medical Center, Inc.
   Lake Area Women's Clinic

Lake Area Surgicare, a Partnership in Commendam
   Columbia Surgicare of Lake Charles

Lake Charles Surgery Center, Inc.

Lakeview Radiation Oncology, L.L.C.

Louisiana Psychiatric Company, Inc.
   Columbia DePaul Hospital

Medical Center of Baton Rouge, Inc.
   Columbia Lakeside Hospital

New Orleans Surgicare, Inc.

                                ----------------

Notami (Opelousas), Inc.

Notami Hospitals of Louisiana, Inc.
    Riverview Medical Center

Ponchartrain Regional Healthcare Network, Inc.

Select Healthcare Services, Inc.

Surgicare Merger Company of Louisiana

Surgicare of Lafayette, Inc.

Surgicare of Lakeview, Inc.
    Mandeville Surgery Center

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Lake Charles, Inc.

Surgicenter of East Jefferson, Inc.

University Healthcare System, L.C.
    Tulane University Hospital and Clinic

Ville Platte Acquisition Corporation

WGH, Inc.

Williamson Eye Center, In Commendam

Women's and Children's Hospital, Inc.
    Columbia Women's and Children's Hospital

                                  MASSACHUSETTS
                                  -------------

Columbia Homecare, Limited Partnership

Columbia Homecare of Massachusetts, Inc.

Columbia Hospital Corporation of Massachusetts, Inc.

Columbia Neponset Healthcare System, Inc.

Health Imaging Center of Boston, Inc.

Orlando Outpatient Surgical Center, Ltd.
    MediVision of Orlando

Same Day Surgicare of New England, Inc.
    Same Day Surgicare of New England

Surgicare of Suburban, Inc.

Surgicenter Limited Partnership

Waltham Surgicare, Inc.

                                   MISSISSIPPI
                                   -----------

Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Galen of Mississippi, Inc.

Garden Park Investments, L.P.

Garden Park Physician Services Corporation

GOSC, LP

GOSC-GP, Inc.

Gulf Coast Medical Ventures, Inc.

HTI Health Services, Inc.

Lakeland Physicians Medical Building, Inc.

Vicksburg Diagnostic Services, L.P.

VIP, Inc.

                                    MISSOURI
                                    --------

Business Health Services, Inc.
   Keystone Family Medical Clinic

Clinical Management Services, Inc.
   CareNow

Clinical Specialties, Inc.
   PRO-LAB

Eye Care Surgicare, Ltd.

Galen Sale Corporation

HCA Health Services of Missouri, Inc.

HEI Missouri, Inc.

HEI Sullivan, Inc.

Kansas City Surgicenters, Ltd.
   Surgicenter of Kansas City

Kensington Care Services, Inc.
   American Nursing Services-Overland Park

M.W.A, Inc.

Medical Diagnostic Center Associates Limited Partnership

Metropolitan Providers Alliance, Inc.

                                 ---------------

Midwest Psychiatric Center, Inc.

Missouri Healthcare System, L.P.

Notami Hospitals of Missouri, Inc.

Oak Grove Medical Clinic, Inc.
   Oak Grove MMP
   Odessa MMP

Ozarks Medical Services, Inc.

Physical Therapy Affiliates, Inc.
   Physical Therapy Affiliates

PRI-MED, Inc.

Surgicare of Antioch Hills, Inc.
   North Hills Medical & Surgical Center
   Surgicenter of Gladstone

Surgicare of Independence, Inc.

Truman-Forest Pharmacy, Inc.

                                    NEBRASKA
                                    --------

Omaha Healthcare System, Inc.

                                     NEVADA
                                     ------

CHC Venture Co.

CHCA Capital GP, Inc.

C/HCA Capital, Limited Partnership

Columbia Hospital Corporation of West Houston

Columbia Southwest Division, Inc.

Columbia-SDH Holdings, Inc.

Columbia/TSP Holdings, Inc.

Consolidated Las Vegas Medical Centers

Desert Physical Therapy, Inc.
   Columbia Desert Physical Therapy

HCA Health Services of Nevada, Inc.

Health Service Partners, Inc.

James Bros., Inc.

Las Vegas Physical Therapy, Inc.
   Lynn Maguire Physical Therapy

Las Vegas Surgical Center, Ltd.

                                  -------------

Las Vegas Surgicare, Inc.

Las Vegas Surgicare, Ltd., a Nevada Limited Partnership
   Las Vegas Surgery Center

MHI, Inc.

National Care Services Corp. of Nevada
   Columbia Sunrise Diagnostic Center
   Kids Healthcare
   Sunrise Professional Pharmacy

Nevada Psychiatric Company, Inc.

Pasadena Holdings, Inc.

Rio Grande/Piney Woods Holdings (Nevada), Inc.

Sahara Outpatient Surgery Center, Ltd., a Nevada Limited Partnership
   Sahara Surgery Center

Sunrise Clinical Research Institute, Inc.

Sunrise Flamingo Surgery Center, Limited Partnership
   Flamingo Surgery Center

Sunrise Hospital
   Columbia Henderson Clinic/Real Estate
   Columbia Precision Imaging
   Columbia Sunrise Health Strategies
   Sunrise Children's Hospital
   Sunrise Hospital & Medical Center

                                  -------------

Sunrise Mountainview Hospital, Inc.
   MountainView Hospital

Sunrise Outpatient Services, Inc.

Surgicare of Green Valley, Inc.

Surgicare of Las Vegas, Inc.

Value Health Holdings, Inc.

VH Holdco, Inc.

VH Holdings, Inc.

Western Plains Capital, Inc.

                                  NEW HAMPSHIRE
                                  -------------

HCA Health Services of New Hampshire, Inc.
    Columbia Parkland Rehabilitation Services - Salem
    Columbia Portsmouth Pavilion
    Columbia Portsmouth Regional Hospital
    Londonderry Physical Therapy Center
    Main Street Medical Park
    Parkland Eldercare
    Parkland Medical Center
    Parkland Rehabilitation Services - Londonderry
    Windham Pediatrics

Health Imaging Asset Management, Inc.

Health Imaging Centers, Inc.

Occupational Health Solutions of New England Limited Partnership
    Occupational Health Solutions of New England

Regional Psychiatric Company, Inc.

                                   NEW MEXICO
                                   ----------

HCA Health Services of New Mexico, Inc.

Healthcare Corporation of Southern New Mexico
   Columbia Medical Center of Carlsbad

Hobbs Community Hospital, Inc.

New Mexico Psychiatric Company, Inc.
   Heights Psychiatric Hospital

Pecos Valley, Inc.

                                    NEW YORK
                                    --------

Critical Care America of New York, Incorporated

                                 NORTH CAROLINA
                                 --------------

CareOne Home Health Services, Inc.

Columbia Cape Fear Healthcare System, Limited Partnership

Columbia Davis Holdings, Inc.

Columbia North Carolina Division, Inc.
 Columbia Network Healthcare

Columbia-CFMH, Inc.

Cumberland Medical Center, Inc.
   Columbia Highsmith-Rainey Memorial Hospital
   Hope Mills Family Medicine Center

Galen of North Carolina, Inc.

HCA-Raleigh Community Hospital, Inc.
   Health Plus

Heritage Hospital, Inc.
   Northeastern Rehabilitation Center

Hospital Corporation of North Carolina
   Brunswick Community Hospital
   Columbia Care (NC)
   Intra-Net

                              ---------------------

HTI Health Services of North Carolina, Inc.
    Carolinas Bone & Joint Institute
    Carolinas Neuroscience Center
    Carolinas Neuroscience Institute
    Carolinas Orthopaedic & Sports Institute
    Carolinas Orthopaedic & Sports Medicine Center
    Carolinas Orthopaedic Institute
    Carolinas Physical Achievement Institute
    Carolinas Sports Medicine Institute Children's Work Out
    Orthopaedic Hospital & Center for Human Performance
    Orthopaedic Hospital & Center for Physical Achievement
    Orthopaedic Institute
    Orthopaedic Institute & Center for Research
    Southeast Bone & Joint Institute
    Southeast Orthopedic & Human Performance Institute
    Southeast Orthopaedic & Sports Medicine Center
    Southeast Orthopaedic & Sports Medicine Institute
    Southeastern Neuroscience Institute
    Southeastern Orthopaedic Institute

Mecklenburg Surgical Land Development, Ltd.

Old FDC Limited Partnership

Optical Shop, Inc.
    The Optical Shop

Raleigh Community Physical Therapy & Sports Medicine Center, Inc.

Raleigh Community Primary Care Network, Inc.

Raleigh Community Medical Office Building Ltd.

Salem Optical Company, Inc.
    Salem Optical Co.

Southeastern Eye Center, Inc.
    Southeastern Eye Center

Wake Psychiatric Hospital, Inc.
    Holly Hill Hospital

                                      OHIO
                                      ----

AHN Holdings, Inc.

Columbia Beachwood Surgery Center, Ltd.

Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.
    Columbia Homecare Mercy Medical Center
    Mercy Medical Center

Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.
    Caritas Healthcare Partnership
    St. Vincent Charity Hospital
    Saint Lukes' Medical Center
    St. John West Shore Hospital

Columbia Dayton Surgery Center, Ltd.

Columbus Health Imaging Partnership

Columbia Ohio Division, Inc.

Columbia/Deaconess, Ltd., an Ohio Limited Liability Company
    Montgomery Surgery Center

Columbia/Deaconess Surgery Center, Ltd.

Columbia/HCA Healthcare Corporation of Northern Ohio

E.N.T. Services, Inc.

Lorain County Surgery Center, Ltd.
    The Surgery Center Lorain

Middleburg Heights Surgical Center, Inc.

Ohio Health Choice Ventures, Inc.

Southwest Dual Diagnostic Center, G.P.

Surgicare of Beachwood, Inc.

Surgicare of Dayton, Inc.

Surgicare of Lorain County, Inc.

Surgicare of North Cincinnati, Inc.

Surgicare of Westlake, Inc.

The Surgery Center Laboratory, Inc.
    The Surgery Center Laboratory

The Surgery Center, an Ohio Limited Partnership
    The Surgery Center

The Surgery Center Radiology, Inc.
   The Surgery Center Radiology

The Surgery Center West, Ltd.

Westlake Surgicare, L.P.

                                    OKLAHOMA
                                    --------

Bethany PHO, Inc.

Claremore Regional Hospital, Inc.
   Corporate Advantage

Columbia Crest, L.L.C.

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Oklahoma Division, Inc.

Columbia South Tulsa Hospital Company, Inc.

Columbia/Edge Mobile Medical, L.L.C.

Edmond Physician Hospital Organization, Inc.

Green Country Anesthesiology Group, Inc.

HCA Health Services of Oklahoma, Inc.
   Bethany Health Center
   Capstone Medical Group
   Columbia Presbyterian Hospital
   Presbyterian Center for Healthy Living
   Rogers Occupational Clinic
   University Health Partners

Health Partners of Oklahoma, Inc.

Healthcare Oklahoma, Inc.

Integrated Management Services of Oklahoma, Inc.

Lake Region Health Alliance Corporation

Medical Imaging, Inc.

Millennium Health are of Oklahoma, Inc.
   Seminole Medical Center

Notami Hospitals of Oklahoma, Inc.
   Columbia Behavioral Health Center of Lawton

                                 ---------------

Oklahoma Outpatient Surgery Limited Partnership
   Columbia Oklahoma Surgicare

Oklahoma Surgicare, Inc.

Plains Healthcare System, Inc.

Presbyterian Office Building, Ltd.

Rogers County PHO, Inc.

Southwestern Medical Center, Inc.

Stephenson Laser Center, L.L.C.

Surgicare of Northwest Oklahoma, LP

Surgicare of Oklahoma City-Midtown, LP
   Columbia Surgicare-Midtown

Surgicare of Tulsa, Inc.
   Columbia Surgicare of Tulsa

Wagoner Medical Group, Inc.

                                     OREGON
                                     ------

Hospital Corporation of Douglas, Inc.

Northern Oregon Healthcare Corporation
   Central Coast Counseling

Roseburg Surgicenter, Ltd.

                                  PENNSYLVANIA
                                  ------------

Basic American Medical Equipment Company, Inc.

Chestnut Hill Surgical Investors, Inc.
    Chestnut Hill Hospital Outpatient Surgical Center

Surgicare of Philadelphia, Inc.

                                  RHODE ISLAND
                                  ------------

Atwood Surgicare, Inc.

Blackstone Valley Surgicare, Inc.
   Columbia Blackstone Valley Surgicare

Columbia Northeast Corporation

Columbia Rhode Island Healthcare, Inc.

Johnston Ambulatory Surgical Associates, Ltd.

Pawtucket Outpatient Medical Building, Inc.

Surgicare at the Crossing Limited, a Rhode Island Limited Partnership

Warwick Surgicare, Inc.

Wayland Square Surgicare, Inc.
   Columbia Wayland Square Surgicare

                                 SOUTH CAROLINA
                                 --------------

C/HCA Development, Inc.
   Columbia Chicago Osteopathic Hospital & Medical Center
   Olympia Fields Osteopathic Hospital

Carolina Behavioral Health, LLC

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.
   Carolina Regional Surgery Center

Chesterfield General Hospital, Inc.

Coastal Carolina Home Care, Inc.

Colleton Ambulatory Care, LLC

Columbia Carolinas Division, Inc.

Columbia Charleston Healthcare System, Inc.

Columbia-CSA/HS Greater Columbia Area Healthcare System, LP
   Providence Hospital

Columbia/HCA Healthcare Corporation of South Carolina

DMH Spartanburg, Inc.

Doctors Memorial Hospital, Inc.

Doctor's Memorial Hospital of Spartanburg, L.P.

Edisto Multispecialty Associates, Inc.
   Colleton Internal Medicine
   Colleton Pediatric Associates
   Edisto Ear, Nose and Throat
   Edisto Orthopaedics and Sports Medicine
   Walterboro Internal Medicine

                              ---------------------

HTI South Carolina, Inc.
   Marlboro Park Hospital

Low Country Health Services, Inc. of the Southeast

Myrtle Beach Hospital, Inc.
   Grand Strand Regional Medical Center

North Trident Regional Hospital, Inc.
   Summerville Medical Center
   Trident Medical Center

Trident Medical Services, Inc.

Walterboro Community
   Colleton Medical Center
   Colleton Regional Non-Emergent Clinic
   Pulaski Medical Center

                                   SWITZERLAND
                                   -----------

Permanence de L'Hopital de la Tour
   Geneva Outpatient Clinic

Columbia Hopital de la Tour S.A.
   Hospital de la Tour et Pavilion Gourgas

                                    TENNESSEE
                                    ---------

America's Group, Inc.

Appalachian OB/GYN Associates, Inc.

Athens Community Hospital, Inc.
   Athens Regional Medical Center

Atrium Memorial Surgical Center, Ltd.
   Atrium Memorial Surgical Center

Availis Health Products, Inc.
   Availis

Central Credentialing Services, Inc.

Central Tennessee Hospital Corporation
   Columbia Cheatham Medical Center
   Horizon Medical Center
   Horizon Academy
   Regional Hospital of Jackson

Charter North Star Behavioral Health System, LLC

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

Columbia Behavioral Health of Tennessee, L.L.C.

Columbia Eastern Group, Inc.

Columbia Health Management, Inc.
   Columbia Healthcare Network
   Columbia Psychiatric Network
   The Health Advantage Network of Tennessee

Columbia Healthcare Network of Tri-Cities, Inc.

Columbia Healthcare Network of West Tennessee, Inc.

Columbia Information Systems, Inc.

                                ----------------

Columbia Integrated Health Systems, Inc.

Columbia Medical Group - Athens, Inc.
   Athens Medical Group

Columbia Medical Group - Centennial, Inc.

Columbia Medical Group - Chatsworth, Inc.

Columbia Medical Group - Crockett, Inc.
   Medical Practice Associates

Columbia Medical Group - Daystar, Inc.

Columbia Medical Group - Dickson, Inc.
   Horizon Medical Group
   Waverly Healthcare Services

Columbia Medical Group - Eastridge, Inc.

Columbia Medical Group - Franklin Medical Clinic, Inc.

Columbia Medical Group - Hendersonville, Inc.
   Family Medical Center-Goodlettsville
   Family Medical Center-Portland
   Family Medical Center-White House
   Portland Community Health Center

Columbia Medical Group - Hilcrest, Inc.

Columbia Medical Group - Hillside, Inc.
   The Pediatric Center
   University Medical Associates

Columbia Medical Group - Indian Path, Inc.
   Indian Path Medical Group

                                ----------------

Columbia Medical Group - Livingston, Inc.
   Family Practice Associates of Gainesboro
   Overton County Medical Center
   Twin Lake Otolaryngology
   Upper Cumberland Medical Associates

Columbia Medical Group - Nashville Memorial, Inc.
   Internal Medicine Group
   Memorial Family Medicine

Columbia Medical Group - North Side Specialty, Inc.
   Family Physicians of Johnson City

Columbia Medical Group - Parkridge, Inc.
   East Brainerd Medical Center
   Family & Sports Medicine
   Four Corners Medical Center
   Gunbarrel Medical
   Signal Mountain Medical Center
   St. Elmo Medical Center

Columbia Medical Group - Parthenon, Inc.

Columbia Medical Group - Regional, Inc.
   Jackson Regional Pediatric Center

Columbia Medical Group - River Park, Inc.
   McMinnville Medical Physicians
   Medical Group of McMinnville
   River Park Clinic

Columbia Medical Group - South Pittsburg, Inc.

Columbia Medical Group - Southern Hills, Inc.
   Columbia Cool Springs Medical Center
   Family Practice Associates of Southern Hills
   Internal Medicine Associates of Southern Hills
   Pediatric Associates of Southern Hills

                                ----------------

Columbia Medical Group - Southern Medical Group, Inc.

Columbia Medical Group - Southern Tennessee, Inc.
   Southern Tennessee Medical Clinic of Monteagle

Columbia Medical Group - Stones River, Inc.
   Stones River Family Medicine

Columbia Medical Group - Summit, Inc.
   Summit Family Practice

Columbia Medical Group - Sycamore Shoals, Inc.
   Avoca Family Health Center
   Hampton Family Medical Center

Columbia Medical Group - The Frist Clinic, Inc.
   The Frist Clinic

Columbia Medical Group - Trinity, Inc.
   North Clarksville Medical Clinic
   Trinity Family Clinic

Columbia Medical Group - Volunteer, Inc.
   Martin Specialty Clinic

Columbia Medical Group - Woodbury, Inc.

Columbia Mid-America Group, Inc.

Columbia Mid-Atlantic Division, Inc.

Columbia Nashville Division, Inc.

Columbia Northeast Division, Inc.

Columbia Regional Medical Center, L.L.C.

Columbia Volunteer Division, Inc.

                                ----------------

Crockett General Hospital, Inc.

Cumberland Division, Inc.

Donelson MRI Associates, L.P.

Eastern Idaho Regional, L.L.C.

Eastern Tennessee Medical Services, Inc.

General Care Corp.
   Regional Hospital of Jackson

GMC Management Services Organization, L.L.C.

HCA Crossroads Residential Centers, Inc.

HCA Development Company, Inc.

HCA Health Services of Tennessee, Inc.
   Centennial Medical Center/Parthenon Pavilion
   Smyrna Medical Center
   Southern Hills Medical Center
   Summit Medical Center

HCA Home and Clinical Services, Inc.

HCA International Company

HCA Medical Services, Inc.

HCA Psychiatric Company

HCA Realty, Inc.

Healthcare Management Research and Development, Inc.

Healthtrust, Inc.-The Hospital Company (TN)

                                ----------------

Hendersonville Hospital Corporation
   Bluegrass Urgent Care Center
   Columbia Hendersonville Hospital
   Westmoreland Family Clinic

Holly Hill/Charter Behavioral Health System, L.L.C.

Hometrust Management Services, Inc.

Horizon Occupational Health Services Corporation

Hospital Corporation of Smith and Overton County
   Livingston Regional Hospital

Hospital Corporation of Tennessee
   Columbia Volunteer General Hospital
   Martin Pediatric and Adolescent Clinic

Hospital Realty Corporation

HTI Memorial Hospital Corporation
   Columbia Nashville Memorial Hospital
   Columbia Subacute Services of Tennessee

HTI Tri-Cities Rehabilitation, Inc.

Indian Path Hospital, Inc.
   Columbia Indian Path Surgery Center
   Superior Home Medical Equipment

Indian Path Hospital, L.L.C.

                                ----------------

Indian Path Rehabilitation Center, Inc.

IPN Services, Inc.

Johnson City Eye & Ear Hospital, Inc.

Judy's Foods, Inc.

Knoxville Surgicare, Ltd.
   Columbia Sullins Surgery Center

Medical Resource Group, Inc.

Medical Center of Southwest Louisiana, L.P.
   Medical Center of Southwest Louisiana

Medical Center Surgery Associates, L.P.

Medical Plaza Ambulatory Surgery Center Associates, L.P.
   Plaza Day Surgery

Medical Plaza MRI, L.P.

Middle Tennessee Medical Services Corporation
   Masterpiece Healthcare Services
   TriMed Healthcare Services

Nashville Psychiatric Company, Inc.

North Florida Regional Freestanding Surgery Center, L.P.

North Side Hospital, Inc.
   Northeast Tennessee Medical Center

Parkridge Hospital, Inc.
   Columbia East Ridge Hospital
   Columbia Parkridge Medical Center
   Columbia Valley Hospital

Parkside Surgery Center, Inc.

Parthenon Financial Services, Inc.

Parthenon Travel Services, Inc.

Plano Ambulatory Surgery Associates, L.P.
   Columbia Surgery Center of Plano

Quantum Innovations, Inc.

Rio Grande Surgery Center Associates, L.P.
   Rio Grande Surgery Center

River Park Hospital, Inc.
   River Park Hospital (TN)

                                ----------------

Rivergate Surgery Center, Limited Partnership

Sanford Land Partnership

SCMH Corporation
   The Renewal Center at Smith County Memorial Hospital

Southern Tennessee Ambulance Services, Inc.

SP Acquisition Corp.
   Columbia Grandview Medical Center
   Columbia South Pittsburg Hospital
   Columbia Whitwell Medical Center

St. Mark's Ambulatory Surgery Associates, L.P.
   St. Mark's Outpatient Surgery Center

Stones River Hospital, Inc.
   Southern Tennessee Skilled Facility

Sullins Surgical Center, Inc.

Surgicare of Madison, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Sycamore Shoals Hospital, Inc.

Tennessee Healthcare Management, Inc.
   Brentwood Primary Care
   Columbia Care Medical Center
   Columbia CorpCare Advantage
   Columbia Physician Services (TN)
   Manchester Family Medicine
   Marshall Medical Group
   Medical Associates of Athens
   Medical Group of Sparta
   Primary Care Associates
   Southern Tennessee Medical Center of Tracy City
   The Englewood Clinic
   Winchester Pediatrics

The Charter Cypress Behavioral Health System, L.L.C.
   Cypress Hospital

The Psychiatric Hospital at Vanderbilt Limited Partnership
   The Psychiatric Hospital at Vanderbilt

Tri-City Lithotripsy

Trident Ambulatory Surgery Center, L.P.

                                      TEXAS
                                      -----

Ambulatory Endoscopy Clinic of Dallas, Ltd.
   Columbia Endoscopy Clinic of Dallas

Arlington Diagnostic South, Inc.

Austin Medical Center, Inc.
   Austin Diagnostic Clinic

Bailey Square Ambulatory Surgical Center, Ltd.

Bailey Square Outpatient Surgical Center, Inc.

Barrow Medical Center CT Services, Ltd.

Bay Area Healthcare Group, Ltd.
   Columbia On Call
   Rehabilitation Hospital of South Texas
   The Corpus Christi Medical Center - Bay Area
   The Corpus Christi Medical Center - Bayview
   The Corpus Christi  Medical Center - Doctors Regional
   The Corpus Christi Medical Center - Heart Hospital

Bay Area Surgical Investors, Ltd.

Bay Area Surgicare Center, Inc.

Beaumont Healthcare System, Inc.

Beaumont Hospital, Inc.
   Columbia Beaumont Medical Center
   Fannin Pavilion

Bedford-Northeast Community Hospital, Inc.
   Institute of Sports Rehabilitation and Fitness
   Northeast Community Hospital Skilled Nursing Unit

Bellaire Imaging, Inc.

Brazos Acquisition Corp.

Brownsville-Valley Regional Medical Center, Inc.

                                  ------------

Brownwood Regional Hospital, Inc.
   Columbia One Source Health Center - Comanche
   Columbia One Source Health Center - Cross Plains
   Columbia One Source Health Center - Dublin
   Columbia One Source Health Center - Early
   Columbia One Source Health Center - Rising Star
   Columbia One Source Health Center - San Saba
   Doctors Medical Clinic

BVMC, Inc.
   Brazos Valley Medical Center - Bremond
   Columbia Treatment Center
   The Surgical Center

Central San Antonio Surgery Center, Ltd.
   Methodist Ambulatory Surgery Center Central san Antonio

Central San Antonio Surgical Center Investors, Ltd.

CHC Management, Ltd.

C.E.P. Physical Therapy Centers, Inc.

CHC Payroll Company

CHC Realty Company

CHC-El Paso Corp.

CHC Psychiatric Management, Ltd.

CHC-Miami Corp.

Clear Lake Regional Medical Center, Inc.
   Columbia Alvin Medical Center
   Columbia Clear Lake Regional Medical Center

Clear lake Surgicare, Ltd.

Coastal Bend Hospital CT Services, Ltd.

COL - NAMC Holdings, Inc.

Columbia Ambulatory Surgery Division, Inc.

                                  ------------

Columbia Bay Area Realty, Ltd.

Columbia BVMC, Inc.

Columbia Call Center, Inc.
   Columbia Call Center

Columbia Central Group, Inc.

Columbia Central Texas Division, Inc.

Columbia Central Verification Services, Inc.

Columbia Champions Treatment Center, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division, Inc.
   Greater Houston Division Creative Services
   Greater Houston Emergency Services, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.
   Columbia Healthcare Network (Houston)

Columbia Hospital at Medical City Dallas Subsidiary, L.P.
   Green Oaks Hospital
   Medical City Dallas Hospital

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Corpus Christi

                                  ------------

Columbia Hospital Securities Corporation

Columbia Hospital - Arlington(WC), Ltd.

Columbia Hospital - El Paso, Ltd.

Columbia Lone Star/Arkansas Division, Inc.

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center at Lancaster Subsidiary, LP
   Medical Center at Lancaster

Columbia Medical Center at Terrell, Subsidiary, LP

Columbia Medical Center Dallas Southwest Subsidiary, LP
   Dallas Southwest Medical Center

Columbia Medical Center of Arlington Subsidiary, LP
   Medical Center of Arlington

Columbia Medical Center of Denton Subsidiary, LP
   Denton Regional Medical Center
   Denton Regional Medical Center - Little Elm
   Denton Regional Medical Center - Pilot Point
   Denton Regional Medical Center - Valley View
   Flow Rehabilitation Hospital
   Professional Health Care Services

Columbia Medical Center of Las Colinas, Inc.
   Las Colinas Medical Center

Columbia Medical Center of Lewisville Subsidiary, LP
   Medical center of Lewisville

Columbia Medical Center of McKinney Subsidiary, LP
   North Central Medical Center

                                  ------------

Columbia Medical Center of Plano Subsidiary, LP
   Medical Center of Plano

Columbia Medical Center of Sherman Subsidiary, LP

Columbia Navarro Regional Hospital Subsidiary, LP

Columbia North Hills Hospital Subsidiary, LP
   Columbia Physicians Daysurgery Center

Columbia North Texas Division, Inc.

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center, Inc.

Columbia Patient Account Services, Inc.

Columbia PDC of Dallas, Ltd.
   Columbia Physicians Daysurgery Center

Columbia Plaza Medical Center of Fort Worth Subsidiary, LP
   Plaza Medical Center of Fort Worth
   Plaza Medical Center - East

Columbia Psychiatric Management Co.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, LP

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia-Quantum, Inc.

Columbia/HCA Healthcare Corporation of Central Texas

                                  ------------

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA of San Angelo, Inc.

Columbia/HCA Western Group, Inc.

Columbia/Pasadena Healthcare System, L.P.

Columbia/St. David's Healthcare System, L.P.
   Columbia Central Texas Imaging Center
   Columbia/St. David's Medicenters
   Lifeway Home Health (Austin, TX)
   Lifeway Home Health (Austin, TX-2)
   Lifeway Home Health (Bastrop, TX)
   Lifeway Home Health (Giddings, TX)
   Lifeway Home Health (La Grange, TX)
   Lifeway Home Health (Lockhart, TX)
   Lifeway Home Health (Marble Falls, TX)
   Lifeway Home Health (Round Rock, TX)
   Lifeway Home Health (San Marcos, TX)
   Round Rock Medical Center
   South Austin Hospital
   St. David's Healthcare Partnership
   St. David's Home Health Care
   St. David's Home Health Services
   St. David's Medical Center
   St. David's Pavillion
   St. David's Rehabilitation Center
   The Pavillion at St. David's

Conroe Hospital Corporation
   Conroe Regional Medical Center

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Surgery, Ltd.
   Surgicare of Corpus Christi

Coronado Community Hospital, Inc.
   Coronado Health Network

                                  ------------

Credentialing Center of South Texas, Inc.

Crossroads Healthcare Management, LLC

Cy-Fair Surgery Center, Ltd.
   Columbia Cy-Fair Surgery Center

Doctor's Hospital of Laredo Limited Partnership
   Columbia Doctors Hospital of Laredo
   Columbia Homecare - Doctors Hospital of Laredo

DFW Physician Services Corporation
   Columbia Practice Management Services (DFW)

Doctors Hospital (Conroe), Inc.

E.P. Physical Therapy Centers, Inc.

El Paso Nurses Unlimited, Inc.
   Nurses Unlimited of El Paso

El Paso Pathology Group, P.A.

El Paso Physical Therapy Centers, Ltd.
   Columbia Physical Therapy Center

El Paso Surgery Center, Limited Partnership

El Paso Surgicenter, Inc.
   Columbia Surgical Center of El Paso

Endoscopy Clinic of Dallas, Inc.

EPIC Properties, Inc.

EPIC/Alliance of North Texas, Ltd.

EyeCare Providers of America, Inc.

Fort Worth Investments, Inc.

                                  ------------

Galen Hospital of Baytown, Inc.

Galen Hospitals of Texas, Inc.
   Dunwoody Medical Center
   WellHealth Center

Gallagher Park Surgicenter, Ltd.
   Columbia Surgery Center of Sherman

Gramercy Surgery Center, Ltd.
   Columbia Gramercy Outpatient Surgery Center

Greater Houston Emergency Services, Inc.

Greater Houston Preferred Provider Option, Inc.
   Greater Houston PPO

Gulf Coast Provider Network, Inc.

HCA Health Services of Texas, Inc.
   HCA Alliance Airport Clinic
   McAllen Regional Imaging Center
   Med Alliance

HCA Plano Imaging, Inc.

Heart Center of Fort Worth, Ltd.

Heartcare of Texas, Ltd.

HEI Construction, Inc.

HEI Orange, Inc.

HEI Publishing, Inc.

HEI Sealy, Inc.

Houston Northwest Surgical Partners, Inc.

                                  ------------


HTI Gulf Coast, Inc.

Kingwood Surgery Center, Ltd.
   Columbia Kingwood Medical Center

KPH-Consolidation, Inc.

Laredo Imaging II, Ltd.

Las Colinas Surgery Center, Ltd.
   Columbia Surgery Center of Las Colinas

Longview Regional Hospital, Inc.

Longview Regional Physician Hospital Organization, Inc.

Mansfield Hospital, Inc.

Med Plus of El Paso, Inc.

Med-Center Hosp./Houston, Inc.

Medical Care Surgery Center, Inc.

Medical Center Healthcare Alliance, Inc.

Medical City Dallas Hospital, Inc.
   Arlington Clinic
   Columbia Children's Hospital at Medical City Dallas
   Comfort Health Care Services
   Las Colinas Clinic

MediPurchase, Inc.

                                  ------------

Methodist Healthcare System of San Antonio, Ltd.
   Bandera Medical Clinic
   Care One (Kerrville, TX)
   Care One (Kerrville,TX Private Duty)
   Care One (North Central San Antonio,TX)
   Care One (North East San Antonio, TX)
   Care One (San Antonio,TX)
   Care One (San Antonio, TX private duty)
   Care One (Seguin, TX)
   Care One (South East San Antonio)
   Methodist Homecare Health Alternatives
   Metropolitan Hospital (TX)
   Northeast Methodist Hospital
   San Antonio Regional
   Hospital Southwest Texas Methodist Hospital
   Women's and Children's Hospital(TX)

Metroplex Surgicenters, Inc.

MGH Medical, Inc.
   Metropolitan Transitional Care Unit

MHS Surgery Centers, L.L.C.

Mid-Cities Surgi-Center, Inc.

Midway Park Health Network, Inc.

Navarro Memorial Hospital, Inc.
   Cedar Creek Medical Associates
   Kerens Clinic

North Hills Surgicare, LP

North Richland Hills Surgery Center, Inc.

North Texas General, L.P.

                                  ------------

North Texas Technologies, Ltd.

Northeast Methodist Surgicare, Ltd.
   Methodist Ambulatory Surgery Center - Northeast

Northeast PHO, Inc.

Northeast Texas Imaging Center, Ltd.

Oakwood Surgery Center, Ltd.
   Oakwood Surgery Center

Orthopedic Hospital, Ltd.
   Texas Orthopedic Hospital

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon Surgery Centers of Texas, Inc.

Park Central Surgery Center, Ltd.

Parkway Cardiac Center, Ltd.

Pasadena Bayshore Hospital, Inc.
   Columbia Bayshore Medical Center

Piney Woods Holdings, Inc.

Qualitycare Network of Greater Houston, Inc.

Quantum/Bellaire Imaging, Ltd.

Rim Building Partners, L.P.

Rio Grande Regional Hospital, Inc.

                                  ------------

Rio Grande Regional Investments, Inc.

Rosewood Medical Center, Inc.
   Columbia Rosewood Medical Center
   MRI Southwest

Rosewood Professional Office Building, Ltd.

S.A. Medical Center, Inc.

Salt Lake MRI Services, Ltd.

San Antonio Regional Hospital, Inc.

Silsbee Hospital, Inc.
   Silsbee Doctors Hospital

South Texas Ambulatory Surgery Hospital, Ltd.
   Methodist Ambulatory Surgical Hospital - Northwest

South Texas Surgicare, Inc.

Southwest Houston Surgicare, Inc.

Spring Branch Medical Center, Inc.
   Columbia Spring Branch Medical Center
   Sam Houston Memorial Hospital

Sprocket Medical Management, Inc.

Sugar Land Surgery Center, Ltd.

Sun Towers/Vista Hills Holding Co.

Sunbelt Regional Medical Center, Inc.
   East Houston Regional Medical Center

                                  ------------

Surgical Center of Dallas, Inc.

Surgical Center of Irving, Inc.

Surgical Center of Southeast Texas, Ltd.
   Columbia Surgical Center of Southeast Texas

Surgical Center of Wichita Falls, Inc.

Surgical Facility of West Houston, LP.
   West Houston Outpatient Surgicare Center

Surgicare of Amarillo, Inc.

Surgicare of Central San Antonio, Inc.

Surgicare of Gramercy, Inc.

Surgicare of Kingwood, Inc.

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Round Rock, Inc.

Surgicare of Sherman, Inc.

Surgicare of Southeast Texas, Inc.

Surgicare of Sugar Land, Inc.

Surgicare of Travis Center, Inc.
   Columbia Travis Centre Outpatient Surgery

Surgicare of Victoria, Inc.

Surgicare of Victoria, Ltd.

                                      UTAH
                                      ----

Brigham City Community Hospital, Inc.
   Brigham City Community Hospital

Brigham City Health Plan, Inc.

Brigham City Physicians Group, Inc.

Castleview Hospital, Inc.

Columbia Mountain Division, Inc.

Columbia Ogden Medical Center, Inc.
   Columbia Ogden Regional Medical Center

Columbia Utah Division, Inc.

Eastern Utah Health Plan, Inc.

General Hospitals of Galen, Inc.
   Columbia Cartersville Medical Center
   Davis Hospital and Medical Center
   Peachtree Health and Fitness Center
   Peachtree Regional Hospital

Healthcare of Central Utah, Inc.

Healthtrust Utah Management Services, Inc.

Hospital Corporation of Utah
   Bountiful Laundry
   Lakeview Hospital

HTI Homemed of Utah, Inc.

HTI of Utah, Inc.

HTI Physician Services of Utah, Inc.

HTI Utah Data Corporation

Lakeview Health Plan, Inc.

Medico Home Health Equipment, Ltd.

MHHE Corporation

                                   -----------

Mountain View Health Plan, Inc.

Mountain View Hospital, Inc.
    Mountain View Catering
    Mountain View Hospital
    Timpanogos Regional Hospital

Mountain View Medical Office Building, Ltd.

Northern Utah Healthcare Corporation
    Columbia St. Mark's Hospital

Ogden Regional Health Plan, Inc.

Pioneer Valley Hospital, Inc.
    Columbia Jefferson Medical Center
    Pioneer Valley Hospital

Premier Medical Network, Inc.

Salt Lake City Surgicare, Inc.

Southridge Professional Plaza, L.L.C.

St. Mark's Ambulatory Surgery Associates, L.P.
    St. Mark's Ambulatory Surgery Center

St. Mark's Investments, Inc.

St. Mark's Physicians, Inc.

The Wasatch Endoscopy Center, Ltd.

West Jordan Hospital Corporation

                                    VIRGINIA
                                    --------

Alleghany Primary Care, Inc.

Ambulatory Services Management Corp. of Chesterfield County, Inc.

Behavioral Health of Virginia Corporation

Chicago Medical School Hospital, Inc.

Chippenham and Johnston-Willis Hospitals, Inc.
   Amelia Healthcare Clinic
   Chippenham Medical Center
   Johnston-Willis Hospital
   Tucker Pavilion

Columbia Arlington Healthcare System, LLC
   Arlington Hospital
   Columbia Dominion Hospital
   Columbia Fairfax Imaging
   Columbia Fairfax Surgical Center
   Columbia Reston Hospital Center
   Northern Virginia Homecare

Columbia Central Atlantic Division, Inc.

Columbia Healthcare of Central Virginia
   Bon Air Family Practice
   Columbia Practice Services
   Columbia Primary Care
   Medical Office Services
   Richmond Specialty Group
   South Richmond Family Physicians

                                 ---------------

Columbia Home Therapies of Virginia, Inc.

Columbia Medical Group - Southwest Virginia

Columbia Pentagon City Hospital, L.L.C.
    Columbia Pentagon City Hospital

Columbia Physicians Services, Inc.

Columbia Primary Care Associates, Ltd.
    Ashburn Medical Center
    Associates in Medicine - Burke
    Associates in Medicine - Carlin Springs
    Associates in Medicine - Centerville
    Associates in Medicine - Fairfax
    Associates in Medicine - Fairlington
    Associates in Medicine - Falls Church
    Associates in Medicine - Falls Church East
    Associates in Medicine - Merrifield
    Associates in Medicine - Reston
    Associates in Medicine - Vienna
    Purceville Medical Center
    Purceville Urgent Care
    Reston Town Center Internal Medicine
    Tysons Corner Medical Center
    Tysons Pediatrics
    Union Mill Medical Center

                                 ---------------

Columbia Richmond Division, Inc.

Columbia South Little Rock, Inc.

Columbia/Alleghany Regional Hospital, Inc.
   Alleghany Healthcare Services
   Alleghany Regional Hospital

Columbia/HCA John Randolph, Inc.
   Columbia John Randolph Medical Center River Bend
   Columbia John Randolph Medical Center

Columbia/HCA Retreat Hospital, Inc.
   Columbia Retreat Hospital

Galen of Virginia

Galen Virginia Hospital Corporation

Galen-Med, Inc.
   Columbia Clinch Valley Medical Center
   Columbia Lake Area Surgicare

                                 ---------------

HCA Health Services of Virginia, Inc.
   Greater Richmond Physician Referral Service
   HCA Chester Office
   Henrico Doctors Hospital
   Lewis-Gale Psychiatric Center
   Petersburg Psychiatric Hospital
   Reston Town Center Pediatrics

Imaging and Surgery Centers Of Virginia, Inc.

Insight Clinic Services, LC

Lewis-Gale Hospital, Inc.

Management Services of the Virginias, Inc.

Medical Imaging & Technology Associates

Montgomery Regional Hospital, Inc.
   Blue Ridge Health Clinic
   Montgomery Regional Hospital

MOS Temps, Inc.

MRI of Reston Limited Partnership

New River Healthcare Plan, Inc.

NOCO, Inc.

                                 ---------------

Northern Virginia Hospital Corporation

Preferred Care of Richmond, Inc.

Preferred Hospitals, Inc.

Primary Health Group, Inc.

Pulaski Community Hospital, Inc.
   Pulaski Community Hospital

Reston Hospital Lithotripter, J.V.

Richmond Medical Commons, LLC

Surgicare of Virginia, Inc.

United Ambulance Service, Inc.

Virginia Hematology & Oncology Associates, Inc.

Virginia Psychiatric Company, Inc.
   Barcroft Institute
   Peninsula Behavioral Center
   Peninsula Hospital
   Perspectives Health Services of Canada
   Poplar Springs Hospital

                                   WASHINGTON
                                   ----------

ACH, Inc.

Capital Network Services, Inc.

Columbia Capital Medical Center Limited Partnership

                                  WEST VIRGINIA
                                  -------------

Charleston Hospital, Inc.
    Columbia St. Francis Hospital
    St. Francis Health Clinic

Columbia Parkersburg Healthcare System, Inc.

Columbia/HCA WVMS Member, Inc.
    Columbia Mobile Services

Columbia-S.J. Ventures Properties, Limited Partnership

Columbia-St. Joseph's Healthcare System, Limited Partnership
    St. Joseph's Hospital

Galen of West Virginia, Inc.
    Columbia Home Infusion Services
    Galen Shared Services
    St. Lukes Hospital

HCA Health Services of West Virginia, Inc.

Hospital Corporation of America

Raleigh General Hospital
    All Care Medical Supply
    Beckley Hospital
    Raleigh General Hospital

St. Luke's Princeton, LLC

Teays Valley Health Services Corp.
    Putnam General Hospital

Tri Cities Health Services Corp.
    Columbia River Park Hospital (WVA)

                              --------------------

West Virginia Management Services Organization, Inc.
   Columbia Behavioral Health Network
   Physicians Care of The Virginias


Zone, Incorporated

                                    WISCONSIN
                                    ---------

Psychiatric Company of Dane County, Inc.

                                     WYOMING
                                     -------

Riverton MSO, Inc.

Wyoming Health Services, Inc.